SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

February 21, 2005

PATINA OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14344	75-2629477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway, Suite 2000 Denver, Colorado	80202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (303) 389-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and Item 8.01. Other Events.

On February 23, 2005, Patina Oil & Gas Corporation (the “Company”) issued a press release announcing the Company’s financial results for the three months and year ended December 31, 2004. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

The information in this Current Report, including the attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective on February 21, 2005, the Board of Directors of the Company appointed David J. Kornder, the Company’s Executive Vice President and Chief Financial Officer, as a director of the Company to fill the vacancy in the Board of Directors created by the resignation of Jay W. Decker on December 22, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

99.1 Press Release dated February 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATINA OIL & GAS CORPORATION

By:	/s/ DAVID J. KORNDER
David J. Kornder
Executive Vice President and
Chief Financial Officer

Date: February 24, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 23, 2005